UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2015

CirTran Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-49654	68-0121636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 South 6000 West
West Valley City, Utah	84128
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 963-5112

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03—MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See Item 5.03—Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 4, 2015, the stockholders of CirTran Corporation approved an amendment to the Corporation’s articles of incorporation providing for a 1,000-to-1 reverse split of the Corporation’s common stock and a decrease of the Corporation’s authorized common stock to 100,000,000 shares, par value $0.001. The amendment had previously been approved by the board of directors on October 24, 2014. The Second Amendment to Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.04, has been filed with the Nevada Secretary of State and is intended to be effective as of 8:00 a.m., local time, on Monday, May 25, 2015, subject to approval by FINRA.

In lieu of issuing fractional shares resulting from the reverse split, fractional shares otherwise issuable to a registered holder will be rounded upward to the nearest whole share. If required FINRA approval is not received in order for the reverse split to be effective on May 25, 2015, the Corporation will select another date and announce it publicly in a Current Report on Form 8-K.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 4, 2015, at a special meeting of the stockholders of CirTran Corporation, the stockholders voted as indicated on the following matters submitted to them for consideration:

(a) to approve a proposed amendment to the Company’s Articles of Incorporation to recapitalize the Company by reverse-splitting the outstanding common stock 1,000-to-one:

For	Against	Abstain
2,823,634,749	701,960,974	19,210,123

(b) to approve a proposed amendment to the Company’s Articles of Incorporation to recapitalize the Company by reducing the authorized common stock to 100,000,000 shares, par value $0.001:

For	Against	Abstain
2,895,960,879	393,073,428	255,871,239

The other proposals to authorize a class of preferred stock and to authorize the Company to adjourn the meeting were not submitted to the stockholders for approval.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 3	Articles of Incorporation and Bylaws
3.04	Second Amendment to Articles of Incorporation of CirTran Corporation	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CirTran Corporation

Dated: May 8, 2015	By:	/s/ Iehab J. Hawatmeh
Iehab J. Hawatmeh, President

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